UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2019 (October 24, 2019)

FLUSHING FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33013	11-3209278
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

220 RXR Plaza, Uniondale, NY 11556

(Address of principal executive offices, including zip code)

(718) 961-5400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FFIC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01     Entry into a Material Definitive Agreement

Agreement and Plan of Merger

On October 24, 2019, Flushing Financial Corporation, a Delaware corporation (“Flushing Financial”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Empire Bancorp, Inc., a New York corporation (“Empire”), and Lighthouse Acquisition Co., Inc., a New York corporation and wholly-owned subsidiary of Flushing Financial (“Merger Sub”). Pursuant to the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge (the “First-Step Merger”) with and into Empire, with Empire as the surviving entity, and immediately following the effective time of the First-Step Merger, Empire will merge with and into Flushing Financial, with Flushing Financial as the surviving entity (together with the First-Step Merger, the “Integrated Mergers”). It is anticipated that immediately following the consummation of the Integrated Mergers, Empire’s wholly-owned bank subsidiary, Empire National Bank, will merge with and into Flushing Financial’s wholly-owned bank subsidiary, Flushing Bank, with Flushing Bank as the surviving bank (together with the Integrated Mergers, the “Transaction”).

The Merger Agreement was unanimously approved by the Board of Directors of each of Flushing Financial and Empire. Subject to the approval of the Merger Agreement by Empire’s shareholders in accordance with the New York Business Corporation Law, the receipt of all required regulatory approvals and the fulfillment of other customary closing conditions, the parties anticipate that the Transaction will close in the second quarter of 2020.

Subject to the terms and conditions of the Merger Agreement, upon completion of the Integrated Mergers, each share of Empire common stock, par value $0.01 per share (“Empire Common Stock”), issued and outstanding, other than certain shares of Empire Common Stock held by Flushing Financial or Empire, will be converted into the right to receive either 0.6548 shares of common stock, par value $0.01 per share of Flushing Financial (“Flushing Common Stock”), or $14.04 in cash, based upon the election of each Empire shareholder, subject to the election, allocation and proration procedures specified in the Merger Agreement (which provides for an aggregate split of total consideration of 50% Flushing Common Stock and 50% cash).

The Merger Agreement also provides that, effective as of the effective time of the Integrated Mergers, Douglas C. Manditch, Empire’s and Empire National Bank’s current Chairman of the Board of Directors, President and Chief Executive Officer, will be appointed to serve as a Class C director of the Boards of Directors of Flushing Financial and Flushing Bank. In addition, the Merger Agreement provides that, effective as of the effective time of the Integrated Mergers, Flushing Financial will create an Advisory Board of Flushing Financial and will appoint the current members of Empire’s Board of Directors (other than Mr. Manditch) to serve as members of the Advisory Board.

The Merger Agreement contains customary representations and warranties from both Flushing Financial and Empire, each with respect to its and its subsidiaries’ businesses. Each party has also agreed to customary covenants, including, in the case of Empire, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the effective time of the First-Step Merger and Empire’s obligation to call a meeting of its shareholders to adopt and approve the Merger Agreement and, subject to certain exceptions, to recommend that its shareholders adopt and approve the Merger Agreement. Empire has also agreed that, subject to certain exceptions, it will not, and will cause Empire National Bank and their respective representatives not to, solicit, initiate or knowingly encourage or knowingly facilitate (including by providing non-public information) any inquiries or proposals with respect to any other acquisition proposals. The Merger Agreement provides certain termination rights for each of Flushing Financial and Empire, and further provides that if the Merger Agreement is terminated under certain circumstances, Empire will be obligated to pay Flushing Financial a termination fee equal to $3.3 million.

As described above, the consummation of the Integrated Mergers is subject to customary closing conditions, including (i) approval of the Merger Agreement by the Empire shareholders, (ii) receipt of all required regulatory approvals, (iii) the absence of any law or order prohibiting the closing, (iv) the effectiveness of the registration statement to be filed by Flushing Financial with the Securities and Exchange Commission (the “SEC”) with respect to the Flushing Financial Common Stock to be issued in the First-Step Merger and (v) authorization for listing on the NASDAQ Global Select Market of the shares of Flushing Financial Common Stock to be issued in the First-Step Merger. In addition, each party’s obligation to consummate the Integrated Mergers is subject to certain other customary conditions, including (a) the accuracy of the representations and warranties of the other party, subject to certain materiality standards, (b) compliance in all material respects by the other party with its covenants and (c) receipt by such party of an opinion from such party’s counsel to the effect that the Integrated Mergers will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

The Merger Agreement includes customary representations, warranties and covenants of Empire and Flushing Financial made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Merger Agreement and are not intended to provide factual, business or financial information about Empire or Flushing Financial. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from what an investor might view as material, may have been used for purposes of allocating risk between Empire and Flushing Financial rather than establishing matters as facts, may have been qualified by certain disclosures not reflected in the Merger Agreement that were made to the other party in connection with the negotiation of the Merger Agreement and generally were solely for the benefit of the parties to the Merger Agreement. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Flushing Financial or Empire, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Flushing Financial, Empire, their respective affiliates or their respective businesses, the Merger Agreement and the Integrated Mergers that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a proxy statement of Empire and a prospectus of Flushing Financial, as well as in the Forms 10-K, Forms 10-Q, and other filings that Flushing Financial makes with the SEC.

The foregoing description of the Merger Agreement is included to provide information regarding its terms and does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Employment Agreement and Consulting Agreement

Simultaneously with the execution of the Merger Agreement, Thomas M. Buonaiuto entered into an employment agreement with Flushing Financial (the “Employment Agreement”), which agreement will become effective only upon consummation of the Transaction, pursuant to which Mr. Buonaiuto shall serve as a Senior Executive Vice President for an initial term of two years from the closing of the Transaction (subject to certain termination conditions set forth therein).

Simultaneously with the execution of the Merger Agreement, Mr. Manditch entered into a consulting agreement with Flushing Bank (the “Consulting Agreement”), which agreement will become effective only upon consummation of the Transaction, pursuant to which Mr. Manditch will provide consulting services to Flushing Bank until the third anniversary of the closing of the Transaction, unless the Consulting Agreement is extended on terms mutually acceptable to Mr. Manditch and Flushing Bank (subject to earlier termination as provided therein).

The foregoing descriptions of the Employment Agreement and the Consulting Agreement are included to provide information regarding their terms and does not purport to be complete and is qualified in its entirety by reference to the full text of the Employement Agreement and the Consulting Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 8.01     Other Events

Voting Agreements

Simultaneous with the execution of the Merger Agreement, Flushing Financial and Empire entered into separate voting agreements with (i) Thomas M. Buonaiuto, Francis F. Boulton, John P. Bracken, John D. Caffrey, Jr., John L. Ciarelli, Alan M. Coren, Larry R. Davis, Frank A. DiFazio, Robert D. Falese, Jr., Salvatore Ferro, Douglas C. Manditch, Mukeshkumar Patel, Charles C. Russo, Joseph S. Tantillo, Jr. and Paul J. Tonna, and (ii) Patriot Financial Partners II, L.P. and Patriot Financial Partners Parallel II, L.P. (collectively, the “Voting Agreements”), in which each such shareholder has agreed, among other things, to vote the shares of Empire Common Stock owned beneficially or of record by such shareholder in favor of the Merger Agreement. In addition, each such shareholder has agreed to vote against any proposal made in competition with the Merger Agreement, as well as certain other restrictions with respect to the voting and transfer of such shareholder’s shares of Empire Common Stock.

The foregoing description of the Voting Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Voting Agreements, forms of which are attached hereto as Exhibit 99.1 and Exhibit 99.2 and are incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 24, 2019, by and among Flushing Financial Corporation, Empire Bancorp, Inc. and Lighthouse Acquisition Co., Inc.†

10.1	Employment Agreement between Flushing Financial Corporation and Thomas M. Buonaiuto

10.2	Consulting Agreement between Flushing Bank and Douglas C. Manditch

99.1	Form of Voting Agreement with each director of Empire Bancorp, Inc.

99.2	Voting Agreement with Patriot Financial Partners II, L.P. and Patriot Financial Partners Parallel II, L.P.

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

†	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Flushing Financial hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

Cautionary Notes on Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may include: management plans relating to the proposed transaction; the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction; the ability to obtain any required regulatory, shareholder or other approvals; any statements of the plans and objectives of management for future operations, products or services, including the execution of integration plans relating to the proposed transaction; any statements of expectation or belief; projections related to certain financial metrics; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “seek,” “plan,” “may,” “will,” “should,” “could,” “would,” “target,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions or negatives of these words. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time and are beyond our control. Forward-looking statements speak only as of the date they are made. Neither Flushing Financial nor Empire assumes any duty and does not undertake to update any forward-looking statements. Because forward-looking statements are by their nature, to different degrees, uncertain and subject to assumptions, actual results or future events could differ, possibly materially, from those that Flushing Financial or Empire anticipated in its forward-looking statements, and future results could differ materially from historical performance.

Factors that could cause or contribute to such differences include, but are not limited to, those included under Item 1A “Risk Factors” in Flushing Financial’s Annual Report on Form 10-K and those disclosed in Flushing Financial’s other periodic reports filed with the Securities and Exchange Commission (the “SEC”), as well as the possibility that the expected benefits of the proposed transaction may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the proposed Transaction may not be timely completed, if at all; that prior to the completion of the proposed Transaction or thereafter, Flushing Financial’s and Empire’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies related to the proposed transaction; that required regulatory, shareholder or other approvals are not obtained or other customary closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ shareholders, customers, employees and other constituents to the proposed Transaction; and diversion of management time on merger-related matters. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement and prospectus that will be included in the registration statement on Form S-4 that will be filed with the SEC in connection with the proposed Transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward looking statements. For any forward-looking statements made in this report or in any documents, Flushing Financial and Empire claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.

Additional Information about the Proposed Transaction

In connection with the proposed Transaction, Flushing Financial intends to file a registration statement on Form S-4 with the SEC that will include a proxy statement of Empire and a prospectus of Flushing Financial, and Flushing Financial will file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and shareholders of Flushing Financial and Empire are urged to carefully read the entire registration statement, proxy statement and prospectus when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed Transaction. A definitive proxy statement will be sent to the shareholders of Empire seeking the required shareholder approvals. When available, copies of the registration statement, the proxy statement and the prospectus may be obtained free of charge from the SEC’s website at www.sec.gov, from Flushing Financial by sending a written request to Flushing Financial Corporation, 220 RXR Plaza, Uniondale, NY 11556, Attn: Susan K. Cullen or calling 718-961-5400, and from Empire by sending a written request to Empire Bancorp, Inc., 1707 Veterans Highway, Islandia, NY 11749, Attn: William Franz, or calling 631-348-4444.

Investors and shareholders are also urged to carefully review and consider Flushing Financial’s public filings with the SEC, including but not limited to its Annual Reports on Form 10-K, Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and proxy statements. The documents filed by Flushing Financial with the SEC may be obtained free of charge from the SEC’s website at www.sec.gov or through a link on Flushing Financial’s website at www.flushingbank.com. These documents may also be obtained free of charge from Flushing Financial by sending a written request to Flushing Financial Corporation, 220 RXR Plaza, Uniondale, NY 11556, Attn: Susan K. Cullen, or calling 718-961-5400.

Participants in the Solicitation

Flushing Financial, Empire and certain of their respective directors and executive officers, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of Empire’s shareholders in connection with the proposed Transaction. Information about the directors and executive officers of Flushing Financial and their ownership of Flushing Financial common stock is set forth in the proxy statement for Flushing Financial’s 2019 Annual Meeting of Stockholders filed with the SEC on April 18, 2019. Information about the directors and executive officers of Empire is available on Empire’s website at empirenb.com. Additional information regarding the interests of those participants and other persons who may be deemed participants in the solicitation of proxies from Empire’s shareholders in connection with the proposed Transaction may be obtained by reading the proxy statement and prospectus regarding the proposed transaction when it becomes available. Once available, free copies of the proxy statement and prospectus may be obtained as described in the preceding paragraph.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUSHING FINANCIAL CORPORATION

/s/ Maria A. Grasso
Date: October 28, 2019	Maria A. Grasso
Senior Executive Vice President and Chief Operating Officer